Exhibit 99

News Release

Release Date: October 24, 2013	Contact:	Peter J. Rogers, Jr.
Executive Vice President, Investor Relations
443-285-8059
progers@micros.com

MICROS REPORTS FISCAL 2014 FIRST QUARTER RESULTS

RECORD FIRST FISCAL QUARTER REVENUE

Columbia, MD – October 24, 2013—MICROS Systems, Inc. (NASDAQ:MCRS), a leading provider of information technology solutions for the hospitality and retail industries, today announced the results for its fiscal 2014 first quarter ended September 30, 2013.

FINANCIAL HIGHLIGHTS

•	Revenue for the quarter was $314.7 million, an increase of $14.9 million, or 5.0%, over the same period last year.

•	GAAP net income for the quarter was $32.3 million, a decrease of $8.8 million, or 21.4%, versus the same period last year

•	GAAP diluted earnings per share (EPS) for the quarter was $0.42 per share, a decrease of $0.08, or 16.0%, versus the same period last year.

•	Non-GAAP financial results, excluding the effect of charges for stock options, a litigation charge and accrued interest, amortization of Torex intangibles, restructuring of Torex, and a one-time gain on a settlement of auction rate securities are as follows:

-	Non-GAAP net income for the quarter was $38.6 million, a decrease of $7.8 million, or 16.9%, versus the same period last year.

-	Non-GAAP diluted EPS for the quarter was $0.50, a decrease of $0.07, or 12.3%, versus the same period last year.

•	MICROS’s revenue was a Company record for a first fiscal quarter.

Peter A. Altabef, MICROS’s President and CEO, stated, “ We are pleased with our revenue growth in this environment, with especially strong growth in the United States and Canada.“

MICROS’s financial guidance for fiscal 2014 remains the same as previously provided in August 2013 with revenue between $1.295 and $1.32 Billion and Non-GAAP EPS between $2.46 and $2.50.

MICROS’s stock is traded through NASDAQ under the symbol MCRS. Some of the statements contained herein not based on historic facts are forward-looking statements that involve risks and uncertainties MICROS is subject to, among others, the following uncertainties and risks: product demand and market acceptance; impact of competitive products and pricing on margins; product development delays and technological difficulties; controlling expenses as MICROS continues to expand; the ability to obtain on acceptable terms the right to incorporate in MICROS’s products and services technology patented by others; the risk that there are actual or perceived security vulnerabilities in MICROS’s products; adverse results in legal disputes resulting in liabilities that exceed reserves; unanticipated tax liabilities; the effects of terrorist activity and armed conflict; the effects of major environmental disasters; weakening in general economic conditions that adversely affect demand for computer hardware or software; and currency fluctuations.

All information in this release is as of October 24, 2013. MICROS undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in MICROS’s expectations.

For further information regarding risks and uncertainties associated with MICROS’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business and Investment Risks” sections of MICROS’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting MICROS’s investor relations department at 443-285-8059 or at MICROS’s website at http://www.micros.com.

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The MICROS logo is a registered trademark of MICROS Systems, Inc.
All other product and brand names are the property of their respective owners.

News
	Contact:	Peter J. Rogers, Jr
EVP, Investor Relations
443-285-8059

MICROS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited - in thousands, except per share amounts)

	Three Months Ended
	September 30,
	2013	2012
Revenue:
Hardware	$66,532	$63,759
Software	34,361	30,778
Service	213,822	205,314
Total revenue	314,715	299,851

Cost of sales:
Hardware	43,247	43,057
Software	5,401	5,365
Service	103,640	98,096
Stock option expense	99	73
Total cost of sales	152,387	146,591

Gross margin	162,328	153,260

Selling, general and administrative expenses	78,026	72,648
Research and development expenses	18,878	16,366
Depreciation and amortization	4,394	4,117
Stock option expense	4,891	4,137
Torex amortization expense	775	1,408
Torex restructuring charge	216	1,397
Litigation charge	2,800	0
Total operating expenses	109,980	100,073

Income from operations	52,348	53,187
Non-operating income (expense):
Interest income, net	889	1,176
Interest expense - litigation charge	(900)	0
Gain on settlement - auction rate securities	338	0
Other non-operating income, net	152	(329)
Total non-operating income , net	479	847

Income before taxes	52,827	54,034
Income tax provision	20,496	12,968
Net income	32,331	41,066
Less: Net income attributable to noncontrolling interest	(60)	(2)

Net Income attributable to MICROS Systems, Inc. (GAAP)	$32,271	$41,064

Net Income per diluted common share attributable to MICROS Systems, Inc.	$0.42	$0.50
Weighted-average number of shares outstanding - diluted	77,712	81,969

Reconciliation of GAAP Net Income and EPS attributable to MICROS Systems, Inc. to Non-GAAP Net Income and EPS attributable to MICROS Systems, Inc.

Net Income attributable to MICROS Systems, Inc.	$32,271	$41,064
Add back:
Stock option expense
Selling, general and administrative expenses	4,404	3,700
Research and development expenses	487	437
Cost of sales	99	73
	4,990	4,210
Litigation charge, including accrued interest expense	3,700	0
Torex amortization expense	775	1,408
Torex restructuring charge	216	1,397
Gain on settlement - auction rate securities	(338)	0
Total add back	9,343	7,015

Subtract tax effect on:
Stock option expense	1,558	1,264
Litigation charge, including accrued interest expense	1,410	0
Torex amortization expense	22	59
Torex restructuring charge	49	349
Non-GAAP Net Income attributable to MICROS Systems, Inc.	$38,575	$46,407

Non-GAAP Net Income per Diluted Common Share attributable to MICROS Systems, Inc.	$0.50	$0.57

We believe the inclusion of the above non-GAAP measure will be useful to investors because it will enhance the comparability of our current period results to prior periods' results without comparable charges. We also believe inclusion of this measure will enhance comparability of our results to results of our competitors and to the analysts’ forecasts because the analysts typically forecast excluding the effect of share-based payment charge and above one time charges, the non-GAAP measure. In addition, our management uses this measure to evaluate our operating performance and compare our results to our competitors. Management also uses this measure as a metric to measure performance under our executive compensation program.

The Company notes that non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. Instead, they are based on subjective determinations by management designed to supplement our GAAP financial measures. They are subject to a number of important limitations and should be considered only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Among the limitations on the use of the non-GAAP measure are the following:

-	The exclusion of non-GAAP items can have a significant impact on reported GAAP net income and diluted net income per share.
-	Other companies may calculate non-GAAP net income and non-GAAP net income per share differently than MICROS does, limiting the usefulness of those measures for comparative purposes.

News
	Contact:	Peter J. Rogers, Jr
EVP, Investor Relations
443-285-8059

MICROS SYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited - in thousands)

	September 30, 2013	June 30, 2013
ASSETS
Current assets:
Cash and cash equivalents and short-term investments	$595,559	$634,069
Accounts receivable, net	232,281	228,455
Inventory	54,297	49,273
Income taxes receivable	11,939	12,771
Deferred income taxes	15,315	15,022
Prepaid expenses and other current assets	58,772	44,648
Total current assets	968,163	984,238

Long-term investments	0	0
Property, plant and equipment, net	51,729	44,127
Deferred income taxes, non-current	48,041	50,186
Goodwill	447,709	432,950
Intangible assets, net	38,151	37,754
Purchased and internally developed software costs, net	34,325	32,543
Other assets	7,488	7,240
Total Assets	$1,595,606	$1,589,038

LIABILITIES AND EQUITY
Current liabilities:
Bank lines of credit	$-	$1,757
Accounts payable	71,479	73,099
Accrued expenses and other current liabilities	150,750	155,491
Income taxes payable	12,009	11,002
Deferred revenue	203,366	177,236
Total current liabilities	437,604	418,585

Income taxes payable, non-current	38,052	35,019
Deferred income taxes, non-current	1,186	1,157
Other non-current liabilities	16,004	16,007
Total liabilities	492,846	470,768

Commitments and contingencies

Equity:
MICROS Systems, Inc. stockholders’ equity:
Common stock	1,882	1,918
Capital in excess of par	0	0
Retained earnings	1,093,614	1,136,763
Accumulated other comprehensive income (loss)	3,903	(23,625)
Total MICROS Systems, Inc. stockholders’ equity	1,099,399	1,115,056
Noncontrolling interest	3,361	3,214
Total Equity	1,102,760	1,118,270

Total Liabilities and Equity	$1,595,606	$1,589,038

News
	Contact:	Peter J. Rogers, Jr
EVP, Investor Relations
443-285-8059

MICROS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited - in thousands)

	Three Months Ended
	September 30,
	2013	2012

Cash flows from operating activities:
Net income	$32,331	$41,066
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,169	5,525
Share-based compensation	4,990	4,210
Amortization of capitalized software	1,517	972
Provision for losses on accounts receivable	600	1,306
Litigation reserve, including interest expense	3,700	-
Net (gain) loss on disposal of property, plant and equipment	-	(41)
Changes in operating assets and liabilities (net of impact of acquisitions):
Decrease (increase) in accounts receivable	144	(5,957)
Increase in inventory	(4,082)	(3,828)
Increase in prepaid expenses and other assets	(12,851)	(9,033)
Decrease in accounts payable	(2,803)	(7,327)
Decrease in accrued expenses and other current liabilities	(10,074)	(30,379)
Increase (decrease) in income taxes assets and liabilities	7,863	(8,954)
Increase in deferred revenue	22,503	18,462
Net cash flows provided by operating activities	49,007	6,022

Cash flows from investing activities:
Proceeds from maturities of investments	39,369	16,553
Purchases of investments	(46,375)	(4,029)
Purchases of property, plant and equipment	(10,968)	(3,796)
Internally developed software costs	(2,028)	(850)
Net cash paid for acquisitions, net of cash acquired	-	(129)
Other	-	43
Net cash flows (used in) provided by investing activities	(20,002)	7,792

Cash flows from financing activities:
Repurchases of common stock	(91,603)	(13,165)
Proceeds from stock option exercises	10,137	4,364
Realized tax benefits from stock option exercises	886	1,370
Principal payments on line of credit	(1,795)	-
Other	(33)	(26)
Net cash flows used in financing activities	(82,408)	(7,457)

Effect of exchange rate changes on cash and cash equivalents	7,313	4,885

Net (decrease) increase in cash and cash equivalents	(46,090)	11,242

Cash and cash equivalents at beginning of year	486,023	562,786
Cash and cash equivalents at end of year	$439,933	$574,028

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